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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT


                                December 1, 2000
                                 Date of Report
                (Date of Earliest Event Reported: June 30, 2000)


                            ORION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                             1133 21st Street, N.W.
                                    8th Floor
                             Washington, D.C. 20036
               (Address of principal executive offices (zip code))

                                 (202) 822-0114
              (Registrant's telephone number, including area code)

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
          Nevada                        000-29673                         88-0369588
(State of incorporation)         (Commission File Number)      (IRS Employer Identification No.)
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INTRODUCTORY NOTE

On June 30, 2000, Orion Technologies, Inc. ("Registrant" or "Company"), acquired all the issued and outstanding capital stock of Transactions Verification Systems, Inc. ("TVS"). This transaction was initially reported on a Current Report on Form 8-K, dated and filed July 17, 2000. This Amendment is being filed to amend Item 7(a) and Item 7(b) and to file exhibits 99.1 and 99.2.

Item 7 of the Company's Current Report on Form 8-K is amended to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements of TVS

        Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the report of independent accountants and balance sheets of TVS as of June 30, 2000 and 1999 and the related statements of operations, changes in stockholder's equity, and cash flows for each of the two years in the period ended June 30, 2000 and notes to financial statements.

(b)     Pro Forma Financial Information

        The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

        (1) Unaudited Pro Forma Combined Statements Operations for the six-month period ended June 30, 2000;

        (2) Notes to the Unaudited Pro Forma Financial Information.

(c)     Exhibits

        2.1    Agreement and plan of Merger, incorporated by reference to
                 Exhibit 2 to the Registrant's Form 8-K filed on July 17, 2000.

        99.1 Audited Financial Statements of Transaction Verification Systems, Inc., filed herewith.

        99.2   Unaudited Pro Forma Financial Information, filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2000                      ORION TECHNOLOGIES, INC.


                                              By: /s/ A. Frans Heideman
                                                  ---------------------
                                                Chief Executive Officer



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                            ORION TECHNOLOGIES, INC.

                          Current Report on Form 8-K/A

                                INDEX TO EXHIBITS

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Exhibit No.                                   Description                                          Page No.
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   2.1       Agreement and plan of Merger, incorporated by reference to Exhibit 2 to the
             Registrant's Form 8-K filed on July 17, 2000.                                            -

  99.1       Audited Financial Statements of Transaction Verification Systems, Inc.                   4

  99.2       Unaudited Pro Forma Financial Information.                                              15
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